                                                                       EXHIBIT 6

                                    AGREEMENT

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Amendment No. 2 to Statement on
Schedule 13D to which this Agreement is attached as Exhibit 6 is filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Dated:


July 27, 1999                           OCCIDENTAL PETROLEUM CORPORATION


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Treasurer


                                        OCCIDENTAL PETROLEUM INVESTMENT CO.


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Assistant Treasurer


                                        OCCIDENTAL CHEMICAL HOLDING CORPORATION


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Assistant
                                                   Treasurer


                                        OXY CHEMICAL CORPORATION


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Treasurer


                                        OXY CH CORPORATION


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Treasurer


                                        OCCIDENTAL CHEMICAL CORPORATION


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Treasurer

                                 Page 29 of 30
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                                        OCCIDENTAL OIL AND GAS CORPORATION


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Treasurer


                                        OXY USA INC.


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Vice President and Treasurer


                                        OCCIDENTAL CHEMICAL INVESTMENT (CANADA)
                                        1, INC.


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Assistant Treasurer


                                        OCCIDENTAL CHEMICAL INVESTMENT (CANADA)
                                        2, INC.


                                        By: James R. Havert
                                            ------------------------------------
                                            Name:  James R. Havert
                                            Title: Assistant Treasurer

                                 Page 30 of 30